EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of this annual report on Form 10-KSB/A of Lifeline Therapeutics, Inc. (the “Company”) for the period ended June 30, 2006, with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald J. Houston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 29, 2006
/s/ Gerald J. Houston
Gerald J. Houston

Chief Financial Officer, Secretary and Treasurer
(Principal Financial Officer)